Subsequent events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent events
21.	Subsequent events
On February 28, 2024, the Group completed its previously reported acquisition of certain assets from Singapore-based GOLDSHELL PTE. LTD., or the Seller, in accordance with an asset acquisition agreement between a subsidiary of the Group and the Seller dated December 8, 2023. Pursuant to the terms and conditions of such asset acquisition agreement, the Group acquired the Goldshell brand and certain related assets for a cash consideration of
US$
550,000
. Details of the acquisition are also included in Note 9.
On January 22, 2024, Maxim Partners LLC exercised the Underwriter’s Warrants granted in connection with our initial public offering on the Nasdaq Capital Market in full through a cashless exercise to acquire
7,921
of our ADSs. Information with respect to the Underwriter’s Warrants is described in Note 13.